SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934



                           PROFESSIONAL BANCORP, INC.
                           --------------------------
              (Exact Name of Registrant as Specified in its Charter



       PENNSYLVANIA                 0-11223                  95-3701137
       ------------                 -------                  ----------
(State or other jurisdiction      (Commission              (IRS Employer
of incorporation)                  File Number)            Identification No.)



     606 BROADWAY, SANTA MONICA, CA                       90401
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   (Address of Principal Executive Offices)             (Zip Code)




        Registrant's telephone number, including area code: 310-458-1521
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



ITEM 5.     OTHER EVENTS
            ------------

         Joel W. Kovner, an option holder of Professional Bancorp, Inc. ("Bancorp") stock options, exercised all of his options to purchase 276,515 shares of common stock of Bancorp pursuant to Bancorp's 1990 and 1992 Stock Option Plans. Mr. Kovner paid an aggregate exercise price of 3,489,964.53 to Bancorp on March 17, 1998 for the exercise of the options. According to a 13-D filing filed by Mr. Kovner on March 24, 1998, he has disposed of all of the common stock received in the option exercise.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PROFESSIONAL BANCORP, INC.


Dated:  March 30, 1998            By: /S/ MELISSA LANFRE
                                  MELISSA LANFRE, Chief Financial
                                  Officer



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